UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 20, 2017

INFRAX SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-52488	20-2583185
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Infrax Systems, Inc. 3637 Fourth Street North. Suite 330 St. Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

727-498-8514

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01 Other Events

On October 19, 2017, Infrax Systems, Inc. (the “Company”) filed a Form 15 with the Securities and Exchange Commission to voluntarily deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended. The Company is eligible to deregister its common stock by filing a Form 15 under Section 12(g) of the Exchange Act because the Company has fewer than 300 holders of record of its securities. The Company’s obligation to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under Section 13(a) of the Exchange Act were suspended upon filing the Form 15. The deregistration under Section 12(g) of the Exchange Act is expected to be effective 90 days after filing the Form 15 at which time the Company’s other filing requirements under Section 13(a) of the Exchange Act will terminate.

The Company’s common stock is traded on the OTC Pink Market, operated by OTC Markets Group, a centralized electronic quotation service for over-the-counter securities. For more information about the OTC Pink Market, please see www.otcmarkets.com. The Company expects that its common stock will continue to be traded on the OTC Pink Market. We may up list to OTCQB at appropriate time.

The decision of the Company’s Board of Directors to deregister its common stock was based on the consideration of numerous factors, including the large costs of preparing and filing periodic reports with the SEC, the increased outside accounting, audit, legal and other costs and expenses associated with being a public company, the burdens placed on Company management to comply with reporting requirements, and the low trading volume in the Company’s common stock. Deregistration will allow the Company to allocate its resources into further developing its business plan and its product line.

After deregistration of the Company’s common stock is effective and its periodic reporting requirements are suspended, in the interim, the Company intends to continue to provide interim unaudited financial information and annual audited financial information through OTC Markets and by posting such information on its website located at http://www.infraxinc.com/. Thereafter, The Company is planning on filing a RegA+ registration statement with SEC, under the Jobs Act, act as soon as practical to become a U.S. Reporting: SEC Reporting under Reg A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Infrax Systems, Inc.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  October 20, 2017